UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 31, 2009

                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------

             (Exact Name of Registrant as Specified in Its Charter)

       000-52408                    13-1026995                       Nevada
       ---------                    ----------                       ------
(Commission File Number)          (IRS Employer                 (State or Other
                                Identification No.)             Jurisdiction of
                                                                 Incorporation)

                      1809 East Broadway Street, Suite 175
                              Ovieda, Florida 32765
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (806) 688-9697
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

     (a) On December 31, 2009, the Board of Directors of the Company accepted the resignation of Wiener, Goodman & Company, P.C., its independent registered public accounting firm. On the same date, December 31, 2009, the accounting firm of Madsen & Associates, CPA's Inc. was engaged as the Company's new independent registered public accounting firm, to audit the Company's financial statements for its fiscal year ending December 31, 2009. From the date that Wiener, Goodman & Company, P.C. were engaged July 5, 2006 to the present time, or any other period of time, the reports of Wiener, Goodman & Company, P.C. on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Wiener, Goodman & Company, P.C., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Wiener, Goodman & Company, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

The Company has requested that Wiener, Goodman & Company, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On December 31, 2009, the Company engaged Madsen & Associates, CPA's Inc. as its independent registered public accounting firm. During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Madsen & Associates, CPA's Inc. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

(a) Exhibits:

               Exhibit No.                Description

               16. Letter on change in certifying accountant from Wiener, Goodman & Company, P.C.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 4, 2010                   EMERGING MEDIA HOLDINGS, INC.
                                            (Registrant)

                                           By: /s/ Iurie Bordian
                                           ---------------------
                                               Iurie Bordian,
                                               Chief Executive Officer